Ex 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report of Chugach Electric Association, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2006, I, Michael R. Cunningham, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sections 1350, as adopted pursuant to Sections 906 of the Sarbanes-Oxley Act of 2002, that:

(a) This quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 10, 2006

                                                 /s/ Michael R. Cunningham
                                                 -------------------------
                                                 Michael R. Cunningham
                                                 Chief Financial Officer